Investment Portfolioas of July 31, 2022 (Unaudited)
DWS Latin America Equity Fund
	Shares	Value ($)

Equity Securities 99.4%
Argentina 3.2%
Globant SA*	34,158	6,805,640
MercadoLibre, Inc.*	3,600	2,929,356
(Cost $8,467,518)		9,734,996
Brazil 68.2%
Banco Bradesco SA (ADR)	372,680	1,237,298
Banco Bradesco SA (Preferred)	3,990,937	13,444,277
Banco BTG Pactual SA (Units)	1,371,200	5,970,727
Banco do Brasil SA	2,229,500	15,499,336
CCR SA	1,927,295	4,838,631
Centrais Eletricas Brasileiras SA	852,600	7,548,676
Centrais Eletricas Brasileiras SA "B"	273,910	2,505,588
Cosan SA	740,100	2,670,545
Energisa SA (Units)	814,221	6,930,344
Gerdau SA (ADR) (a)	937,200	4,423,584
Gerdau SA (Preferred)	1,128,000	5,332,498
Hapvida Participacoes e Investimentos SA 144A	4,792,255	5,705,396
Itau Unibanco Holding SA (Preferred)	1,456,500	6,648,988
Klabin SA (Units)	646,800	2,491,394
Localiza Rent a Car SA	922,300	10,269,168
Lojas Renner SA	1,756,420	8,585,041
Multiplan Empreendimentos Imobiliarios SA	1,313,408	6,041,459
Petroleo Brasileiro SA	68,500	489,314
Petroleo Brasileiro SA (ADR)	951,000	13,580,280
Petroleo Brasileiro SA (Preferred)	2,210,434	14,589,266
Petroleo Brasileiro SA (Preferred) (ADR)	419,900	5,513,287
Rumo SA	2,791,700	9,463,756
Sendas Distribuidora SA	758,000	2,322,008
Sequoia Logistica e Transportes SA*	1,780,656	1,910,021
Suzano SA	943,700	8,807,575
TOTVS SA	1,940,922	9,891,984
Vale SA	1,215,607	16,387,118
Vale SA (ADR)	608,400	8,189,064
Vibra Energia SA	605,000	1,946,860
WEG SA	831,902	4,508,327
(Cost $212,453,459)		207,741,810
Chile 4.1%
Cencosud SA	4,469,863	6,106,316
Empresas COPEC SA	475,737	3,896,281
Parque Arauco SA	2,866,850	2,421,122
(Cost $14,163,001)		12,423,719
Mexico 20.6%
America Movil SAB de CV "L" (ADR)	348,954	6,605,699
Cemex SAB de CV (ADR)*	589,870	2,365,379
Coca-Cola Femsa SAB de CV (ADR)	52,665	3,172,013

Fomento Economico Mexicano SAB de CV (ADR)	113,424	7,030,019
Fomento Economico Mexicano SAB de CV (Units)	936,400	5,811,647
Gentera SAB de CV	5,573,826	4,500,511
Grupo Aeroportuario del Pacifico SAB de CV (ADR)	4,251	574,055
Grupo Aeroportuario del Pacifico SAB de CV "B"	384,016	5,198,264
Grupo Aeroportuario del Sureste SAB de CV (ADR)	8,977	1,685,970
Grupo Aeroportuario del Sureste SAB de CV "B"	70,261	1,320,916
Grupo Financiero Banorte SAB de CV "O"	2,355,934	13,426,819
Grupo Mexico SAB de CV "B"	721,765	2,860,435
Regional SAB de CV	864,795	4,735,151
Wal-Mart de Mexico SAB de CV	981,667	3,568,779
(Cost $63,391,965)		62,855,657
Peru 3.3%
Credicorp Ltd. (Cost $9,067,566)	79,335	10,265,949
Total Equity Securities (Cost $307,543,509)		303,022,131

Securities Lending Collateral 0.1%
DWS Government & Agency Securities Portfolio "DWS Government Cash Institutional Shares", 1.55% (b) (c) (Cost $217,000)	217,000	217,000

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $307,760,509)	99.5	303,239,131
Other Assets and Liabilities, Net	0.5	1,440,409
Net Assets	100.0	304,679,540
For information on the Fund's policies regarding the valuation of investments and other significant accounting policies, please refer to the Fund's most recent semi-annual or annual financial statements.
A summary of the Fund’s transactions with affiliated investments during the period ended July 31, 2022 are as follows:
Value ($) at 10/31/2021	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 7/31/2022	Value ($) at 7/31/2022
Securities Lending Collateral 0.1%
DWS Government & Agency Securities Portfolio "DWS Government Cash Institutional Shares", 1.55% (b) (c)
3,825,448	—	3,608,448 (d)	—	—	13,883	—	217,000	217,000

*	Non-income producing security.
(a)
All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at July 31, 2022 amounted to $204,848, which is 0.1% of net assets.

(b)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.
(c)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.
(d)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the period ended July 31, 2022.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt

At July 31, 2022 the DWS Latin America Equity Fund had the following sector diversification:
Sector Diversification	Market Value ($)	As a % of Investment Portfolio excluding Securities Lending Collateral
Financials	75,729,056	25%
Materials	50,857,047	17%
Energy	40,738,973	13%
Industrials	39,769,108	13%
Consumer Staples	28,010,782	9%
Utilities	16,984,608	6%
Information Technology	16,697,624	6%
Consumer Discretionary	13,461,257	4%
Real Estate	8,462,581	3%
Communication Services	6,605,699	2%
Health Care	5,705,396	2%
Total	303,022,131	100%
Sector diversification is subject to change.
Fair Value Measurements
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
The following is a summary of the inputs used as of July 31, 2022 in valuing the Fund's investments.
Assets	Level 1	Level 2	Level 3	Total
Equity Securities (a)	$303,022,131	$—	$—	$303,022,131
Short-Term Investments	217,000	—	—	217,000
Total	$303,239,131	$—	$—	$303,239,131

(a)	See Investment Portfolio for additional detailed categorizations.
OBTAIN AN OPEN-END FUND PROSPECTUS
To obtain a summary prospectus, if available, or prospectus, download one from fundsus.dws.com, talk to your financial representative or call (800) 728-3337. We advise you to carefully consider the product's objectives, risks, charges and expenses before investing. The summary prospectus and prospectus contain this and other important information about the investment product. Please read the prospectus carefully before you invest.
CLOSED-END FUNDS
Closed-end funds, unlike open-end funds, are not continuously offered. There is a one time public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the fund’s shares is determined by a number of factors, several of which are beyond the control of the fund. Therefore, the fund cannot predict whether its shares will trade at, below or above net asset value.
The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas Inc. and RREEF America L.L.C. which offer advisory services.
NO BANK GUARANTEE | NOT FDIC INSURED | MAY LOSE VALUE
DLAEF-PH3
R-080548-1 (1/23)